Exhibit 99.2 A Leading Owner, Operator & Investor of Senior Housing Communities SNDA│ NYSE Listed Investor Presentation October 2024

Forward-Looking Statements This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2024, as well as on Form 10-Q for the second quarter ended June 30, 2024, filed with the SEC on August 12, 2024, and also include the following: the Company’s ability to generate sufficient cash flows from operations, proceeds from equity issuances and debt financings, and proceeds from the sale of assets to satisfy its short- and long-term debt obligations and to fund the Company’s acquisitions and capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in its recent Quarterly and Annual Reports filed with the SEC; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; the impact from or the potential emergence and effects of a future epidemic, pandemic, outbreak of infectious disease or other health crisis; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com. 2

Non-GAAP Financial Measures This presentation contains contains the financial measures (1) Community Net Operating Income or NOI, (2) Community Net Operating Income Margin, (3) Revenue per Occupied Unit (RevPOR) and (4) Same-Store amounts for these metrics, all of which are not calculated in accordance with U.S. GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or revenue. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP included in our Form 8k filing with this presentation. Community Net Operating Income and Community Net Operating Income Margin are non-GAAP performance measures for the Company’s consolidated owned portfolio of communities that the Company defines as net income (loss) excluding: general and administrative expenses (inclusive of stock-based compensation expense), interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and impacts the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment, and loss on non-recurring settlements with third parties. The Community Net Operating Income Margin is calculated by dividing Community Net Operating Income by resident revenue. Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin are further adjusted to exclude the impact from non-recurring state grant funds received. The Company believes that presentation of Community Net Operating Income and Community Net Operating Income Margin as performance measures are useful to investors because (i) they are one of the metrics used by the Company’s management to evaluate the performance of our core consolidated owed portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the consolidated owned communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance, and impacts the comparability of performance between periods. Community Net Operating Income and Net Community Operating Income Margin have material limitations as a performance measure, including: (i) excluded general and administrative expenses are necessary to operate the Company and oversee its communities; (ii) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (iii) excluded depreciation, amortization, and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iv) the Company may incur income/expense similar to those for which adjustments are made, such as gain (loss) on debt extinguishment, gain(loss) on disposition of assets, loss on settlements, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. Same-Store Net Operating Income and Same-Store Net Operating Income Margin are non-GAAP performance measures for the Company’s portfolio of 61 owned continuing communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, depreciation and amortization expense, long-lived asset impairment, gain on extinguishment of debt, loss from equity method investment, and other income (expense), net. The Company believes that presentation of Same-Store Net Operating Income and Same-Store Net Operating Income Margin as performance measures are useful to investors because (i) they are one of the metrics used by the Company’s management to evaluate the performance of our core portfolio of 61 owned continuing communities, to review the Company’s comparable historic and prospective core operating performance of the 61 owned continuing communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance, and that management believes impact the comparability of performance between periods. Same-Store Net Operating Income and Same-Store Net Operating Income Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain(loss) on sale of assets, gain(loss) debt extinguishment, loss on equity method investment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. 3

Introduction to Today’s Speakers Brandon Ribar Kevin Detz Max Levy President & CEO Chief Financial Officer Chief Investment Officer Joined Sonida Senior Living in 2019 Joined Sonida Senior Living in 2022 Joined Sonida Senior Living in 2024 (Board Director from 2021 to 2024) § >20 years of experience managing and § >11 years of experience in investing, M&A, § >20 years of experience instilling financial scaling (through M&A) large portfolios in capital markets, strategy and senior living accountability, scalability and labor healthcare and real estate underwriting efficiencies for operating companies and § Prior to Sonida, served as senior vice § Prior to Sonida, served as principal at financial services organizations president of operations at Golden Living, Conversant Capital focusing on credit and § Prior to Sonida, spent eight years at overseeing 305 skilled nursing and assisted equity investments in real estate and Aimbridge Hospitality in various leadership living centers with 20,000 employees hospitality including senior housing roles across 21 states 4

About Sonida

Pure-play Senior Living Owner, Operator & Investor

- **Owner, operator and investor in independent living, assisted living** and **memory care** communities in the U.S.
- **Regionally-focused portfolio spread across 20 states** and concentrated in markets with **positive demographic trends**
- A public, **pure-play** senior housing platform with **no leased senior living communities**
- **Scalable operating platform and financial flexibility** positions Sonida **to consolidate senior housing assets in a highly fragmented sector**

91
Communities
(78 Owned/13 Managed) (1)

8,817
Units
Across 20 States (1)

100%
Senior Housing Exposure

100%
Owned or Managed
No Lease Exposure

Diversified Portfolio Across High-Growth Markets & Balanced Across Acuity Settings

Portfolio Mix by State

% of Portfolio Units (Owned, JVs & Managed Units) (1)



TX 23%
OH 17%
IN 11%
WI 9%
Other 40%
8,817 Units (1)

Portfolio Mix by Acuity

% of Portfolio Units (Owned, JVs & Managed Units) (1)



AL 47%
IL 38%
MC 15%
8,817 Units (1)



15+ Communities
5 - 14 Communities
< 5 Communities
Owned / JVs
Managed

1) Total Operating Portfolio (owned and managed) as of October 1, 2024, includes May 9, 2024 acquisition of one community (100 units) in Macedonia, Ohio; May 29, 2024 JV acquisition of four communities (326 units) in TX and GA; July 1, 2024 JV acquisition of four communities (464 units) in OH, MO & KY; October 1, 2024 acquisition of eight communities (555 units) in FL and SC; and one management contract signed August 5, 2024.

Find your joy here.

6

Recent Strategic Initiatives Have Positioned Sonida for Operational Outperformance and Accelerated Growth

sonida SENIOR LIVING

After a Series of Key Actions Since 2020, Sonida is Primed to Play Offense, Driving its Next Phase of Growth

Senior Leadership & Refreshed Board	▪ **Brandon Ribar promoted from COO to CEO** in 2022, **Kevin Detz hired as CFO** in 2022, and **Max Levy joined as CIO** in June 2024 ▪ **Re-designed and expanded leadership team** to include Chief Clinical Officer to focus on operational excellence ▪ **Refreshed Board** with highly-experienced industry veterans: 7 new directors since 2021
Strengthened Balance Sheet	▪ **Raised >$330MM of equity** since 2021 ▪ **Modified / restructured 58 of 60 community loans** in 2023 and 2024, including recently-announced discounted pay-off of two Texas Community Loans at $18.5MM (on a $28.7MM balance, representing a ~36% discount) ▪ **Repurchased $77.4MM worth of loans** on seven communities in February 2024 for $40.2MM (at a 48% discount to principal) ▪ **New credit facility with $150MM of capacity** (1)
Portfolio Stabilization	▪ **Fully exited leased portfolio in 2020** ▪ **Re-invested $10MM and $15MM+ of CapEx into communities in 2022 and 2023, respectively,** and investing $20MM+ of CapEx in 2024 ▪ Announced **13 consecutive quarters of occupancy growth and 9 consecutive quarters of rental rate growth** (2)

1) Comprised of $75MM secured revolving credit facility entered into in July 2024 and additional $75MM in October 2024 (this facility contains an accordion feature for up to $500MM of total capacity, subject to approvals); the borrowing base under the revolving credit facility is based on the value of the Company's senior living communities that secure its obligations.
2) As of June 30, 2024.

Find your joy here.

7

Q2'24 Earnings and Other Recent Highlights

Organic Operational and Financial Improvements, Coupled with ~$30MM of Equity Deployed for Pending Property Acquisitions

Operational [1]	▪ **Same-Store Weighted Average Occupancy:** 86.2% / 230 bps increase vs. Q2'23 ▪ **Same-Store RevPOR:** $4,263 / 8.4% increase vs. Q2'23 [2][3] ▪ **Same-Store Community NOI:** $17.7MM / 31.1% increase vs. Q2'23 [2] ▪ **Same-Store Community NOI Margin:** 28.2% / 450 bps increase vs. Q2'23 [2]
Closed and Announced Acquisitions & Investments (totaling ~$250MM)	▪ **Acquired one community for ~$12MM** comprising 100 units (AL and MC) in May 2024 ▪ **Acquired eight communities for ~$102MM** (**$50MM** representing Sonida's share of transaction value through two separate JVs) in May and July 2024 ▪ **Acquired eight communities for ~$103MM** comprising 555 units (~70% AL and ~30% MC) across Florida and South Carolina (the "Palm" Communities) on October 1, 2024 ▪ **Significant pipeline of additional acquisition opportunities** in various phases of diligence, including two additional communities located in Georgia currently under contract for **~$29MM**, which represents a purchase price of approximately $173k per unit

1) Same-store community owned senior housing portfolio includes operating results and data for 61 communities consolidated as of Q2'24 and excludes May 9, 2024 acquisition of one community in Macedonia, Ohio and May 29, 2024 acquisition of four communities in TX and GA through a JV.
2) These are non-GAAP financial metrics; please see Appendix for reconciliations of these non-GAAP financial measures.
3) Sonida defines RevPOR, or average monthly revenue per occupied unit, as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Find your joy here.
8

Investment Highlights

Investment Highlights Senior Housing Sector Supported by Favorable Industry Tailwinds 1 Differentiated Owner / Operator / Investor Platform 2 Attractive Organic Growth Characteristics Across Regionally- 3 Focused Portfolio Positioned to Leverage Platform to Pursue Compelling 4 External Growth Opportunities Seasoned Management Team and Board with Experience Scaling Real 5 Estate and Operating Businesses 10

1 Senior Housing Sector Supported by Favorable Industry Tailwinds

Strong Sector Tailwinds Supported by Favorable Supply / Demand Dynamics

Senior Housing Demand

80+ Demographic Growth Rates – Census Bureau Projections '24-'30

Total U.S. 80+ population anticipated to grow by 36.5%+ through 2030



3.7%
7.1%
3.3%
10.5%
3.1%
18.5%
7.3%
24.8%
5.3%
30.8%
4.8%
36.5%
4.4%
5MM Additional 80+ Seniors by 2030
2024
2025
2026
2027
2028
2029
2030
80+ Pop. YoY Increase
80+ Pop. % Increase vs. 2023

Senior Housing Supply

Q4'23 Senior Housing Construction Starts Down ~66% from L5Y Average



10,000
7,500
5,000
2,500
-
Senior Housing Starts
Last 5 Year-Average: ~6,400
2,227
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23

Current Supply Trend Unlikely to Meet Senior Housing Demand

Occupied Senior Housing Units (000s) – Top 99 Markets



Highest on Record
925
950
900
850
800
750
700
2019
2020
2021
2022
2023
2024

12% Estimated Penetration Rate [1] **X** **~19MM** Estimated 80+ Pop. In 2030

= 2.3MM

Expected Demand (in units) of Senior Housing in 2030

With current occupied senior housing units of 925k, plus estimated ~2.3k construction starts per quarter, current supply level unlikely to meet demand in 2030

Source: Data sourced from US Census, NIC MAP, Green Street and PWC Emerging Trends in Real Estate 2024.

1) Per Green Street 2024 Senior Housing Outlook Report dated January 23, 2024

Find your joy here.

11

Differentiated Owner / Operator / Investor Model 2 Fully Integrated Platform Uniquely Positioned to Capitalize on External Growth Opportunity; Integrated Platform Also Allows for Outsized Synergies With Increased Scale Owner ü Full control of strategic capital investment to drive growth and returns ü Ability to reinvest in technology and systems ü No leased communities – not subject to long-term lease liabilities if any asset underperforms Operator Investor ü Vertically integrated with full control of ü C-Corp structure allows for investor mindset to operations reinvest profits / cash-flow wherever generating ü Locally empowered community and regional the highest returns teams, supported by centralized infrastructure ü Flexibility to continuously asset manage ensuring full alignment between them and portfolio (i.e. selective acquisitions / corporate dispositions) 12

Differentiated Owner / Operator / Investor Model (Cont’d) 2 On-the-Ground Local Leadership Working Together in Geographic Concentrations Fosters Continuous Feedback Loop with Corporate ü Strong local leadership teamsü Provide on-site guiding and coaching ü Empowered to make real-time decisions ü Ensure operating best practices in Sales, with accountability for results Clinical and HR ü Focused on resident experience designed to ü Extra support for under-performing assets deliver exceptional care while optimizing ü Boots on the ground knowledge and Local Regional Continuous Feedback Loop NOI and maintaining high occupancy leadership Regional / Local Ø Provide leasing and dynamic pricing info / on-the-ground feedback from residents Ø Implement new programming from corporate Ø Drive operational synergies through scale Corporate Ø Set pricing guidelines using data from local and regional levels Ø Resident programing development Ø Management of community-level CapEx ü Provide plug-and-play support systems to local / regional teams ü Design Sonida’s proprietary data analytics platform to reinforce KPIs and behavior ü Design proprietary resident programming Corporateü Utilize local / regional performance data to inform acquisition decisions 13

2 Select Operational Turnaround Case Studies

Excellent Track Record in Turning Around Underperforming Assets to Drive Improvement in Key Metrics

The Waterford at Mansfield



Mansfield, Ohio

- ✓ Identified market need for Memory Care units
- ✓ Converted 24 Assisted Living units to Memory Care with $1.3MM of CapEx investment
- ✓ Hired strong Executive Director with previous regional experience and market knowledge



Occupancy
79%
97%
Rental Rate
$4,015
$4,983
NOI Margin
15%
33%
Q2'22
Q2'24

The Wellington at North Bend Crossing



Cincinnati, Ohio

- ✓ Invested ~$700K to improve all common areas and refresh Memory Care
- ✓ Hired strong, experienced Executive Director and Clinical Leader to support strong sales leadership
- ✓ Drove expansion in each key metric below and ended June '24 at 100% occupancy



Occupancy
81%
96%
Rental Rate
$4,509
$4,810
NOI Margin
21%
29%
Q2'22
Q2'24

The Waterford at Creekside



Note: Decrease in occupancy offset by increase in rental rates, leading to increased NOI and NOI margins

Pensacola, Florida

- ✓ Invested ~$600K in physical property improvements to refresh each of the Memory Care villas
- ✓ Recruited and hired Executive Director with experience in higher acuity setting
- ✓ Revised staffing model to allow for more staff stability and removed premium contract labor
- ✓ Introduced levels of care to support the service model and drive margin



Occupancy
94%
86%
Rental Rate
$4,728
$6,145
NOI Margin
7%
21%
Q2'22
Q2'24

The Waterford at Cooper



Arlington, Texas

- ✓ Recruited leader with multi-site experience to lead community
- ✓ Invested in common area improvements to refresh both Assisted Living and Memory Care
- ✓ Significantly improved programming and dining offerings to drive strong market reputation



Occupancy
59%
82%
Rental Rate
$4,575
$5,568
NOI Margin
13%
33%
Q2'22
Q2'24

Find your joy here.

14

3 Attractive Organic Growth Characteristics Across Regionally-Focused Portfolio

Sonida Senior Living

Favorable Demographic Exposure has Translated to Best-in-Class Operational Results

% Senior Housing Exposure (1)(2)

Based on % of Latest Available Quarter Results NOI (1)



100%
98%(6)
26%
Sonida
Brookdale
REIT Average (SHOP Only)(4)

% Units Leased (5)	-%	36%	-%

Senior Housing Occupancy (2)

Based on Latest Available Quarter Results



Change Since Q4'19 (Pre-COVID)
86.2%
+480bps
85.7%
(157bps)
78.1%(6)
(690bps)
Sonida
REIT Average (SHOP Only)(4)(7)
Brookdale

Senior Housing Same-Store NOI YoY Growth (2)(3)

Based on Latest Available Quarter Results



Same-Store NOI QoQ Growth (vs Q1'24)
31.1%
+18.8%
28.7%
+6.4%
12.6%(6)
(1.3%)
Sonida
REIT Average (SHOP Only)(4)
Brookdale

Senior Housing Same-Store RevPOR YoY Growth (2)

Based on Latest Available Quarter Results



8.4%
4.1%(6)
2.8%
Sonida
Brookdale
REIT Average (SHOP Only)(4)

1) Data as of June 30, 2024; for BKD, based on unit count; for all others, based on Q2'24 NOI.
2) AHR (included in REIT average) excludes Integrated Senior Health Campuses ("ISHC") segment.
3) For SNDA, reflects Community NOI growth YoY as of Q2'24
4) REIT average based on a simple average for AHR, NHI, SBRA, VTR, and WELL; includes SHOP portion of portfolios only (i.e., does not include senior housing NNN).
5) Based on reported leased unit count as of Q2'24.
6) For Brookdale, 98% senior housing exposure excludes 2% of SNF exposure within CCRC segment; however, senior housing occupancy of 78.1%, same-store NOI YoY growth of 12.6% and same-store RevPOR YoY growth of 4.3% inclusive of the CCRC segment.
7) 85.7% occupancy based on simple average of WELL, VTR, AHR, NHI and SBRA; however, (157bps) only includes WELL, VTR and SBRA.(AHR not public pre-COVID; NHI has no RIDEA senior housing exposure pre-COVID)

Find your joy here.

15

4 Positioned to Leverage Platform to Pursue Compelling External Growth Opportunity

sonida SENIOR LIVING

Sonida is A Differentiated Acquiror Amidst Market Dislocation, Having Acquired 19 Communities (Owned, JV and Managed) and >1,500 Units Since Q1'22

Opportune Time to Consolidate a Dislocated Market

Beginning of Multi-Year Senior Housing Recovery
Favorable industry tailwinds will be likely to drive positive net absorption going forward

Distressed Capital Structures
Recent vintage assets with overleveraged capital structures coupled with more conservative underwriting from lenders creates a potentially significant opportunity for a well capitalized buyer

Few Institutional Operators
Many operators are likely to be poorly capitalized to invest in platforms that support both scale and operational excellence

Lack of Equity Capital
Many institutional buyers appear to be on the sidelines while they work out legacy senior housing portfolios

Sonida is A Differentiated Acquiror

Sonida Combines the Best Characteristics of Operators and REITs and Adds its Differentiated Advantages

Operators

Full control of operations
- ✓ Willing and able to turnaround distressed situations
- ✓ Access to real-time data to aid investment decisions

Creative ways to finance acquisitions
- ✓ Tailor investment structures depending on deal profile across wide range of instruments

\+ REITs

Financing capabilities
- ✓ Excellent relationships with lenders, with strong liquidity

\+

Sonida's Differentiated Advantages
- ✓ Operating model unlocks greater asset performance through economies of scale synergies
- ✓ Local / regional teams cultivate relationships for off-market deals

= sonida SENIOR LIVING

Target Community Acquisition Profile Criteria

1. *High quality real estate*
2. *Complementary to existing geographic footprint*
3. *NAV and cash flow accretive to Sonida*
4. *Upper middle market demographic*
5. *"Friendly" political / economic environment*

1) The borrowing base under the revolving credit facility is based on the value of the Company's senior living communities that secure its obligations.

Find your joy here.

16

4 Differentiated Acquiror In Action – Acquisitions Case Studies

Extensive Experience in Acquisition Sourcing and Operational Value-Add Gives Sonida a Compelling Advantage in Sector Consolidation

Operational Outperformance Post Acquisitions

The Oaks at Plainfield / The Oaks at Brownsburg (Plainfield & Brownsburg, IN)





157 Units / 2 Communities / IL

Acquired: March 2022

Key Highlights

- ✓ Brownsburg and Plainfield were acquired at a ~$12MM cost / $79K per unit
- ✓ Sonida acquired and institutionalized sales & marketing, pricing strategy and labor model to drive margin expansion
- ✓ Leveraged existing deep expertise and presence in Indiana market to improve operations



Occupancy
65%
82%
Q2'22
June '24
Rental Rate
$1,665
$1,841
Q2'22
June '24
NOI Margin
Potential ~28% margin at stabilization [2]
Represents June '24 Adj. NOI margin [1]
4%
12%
Q2'22
June '24

Acquisition Sourcing

Summit Corners (Macedonia, OH)



100 Units / Single-Community / AL & MC

Acquired: May 2024

Key Highlights

- ✓ Multiple failed sales processes that resulted in highly limited process
- ✓ Sonida emerged as preferred bidder due to its strong reputation in the market and local expertise from operating the closest comp
- ✓ Distressed debt purchase as lender drove the process and provided Sonida with seller financing
- ✓ ~43% discount to in-place senior mortgage
- ✓ Underwritten stabilized cap rate in the low double-digits

KZ Joint-Venture (33%) (Cincinnati, Cleveland, OH; Kansas City, MO; Louisville, KY)



464 Units / 4 Communities / IL, AL & MC

Acquired: May 2024

Key Highlights

- ✓ Complements Sonida's Midwest portfolio while expanding into two new attractive cities (Louisville and Kansas City) and further densifying in Cincinnati and Cleveland
- ✓ Recently constructed, high-end and amenitized buildings that were significantly under-managed and not stabilized
- ✓ Acquired at ~$138K/unit, reflecting a deep discount to replacement cost, and underwritten to deliver a double-digit stabilized cap rate driven by a specific turnaround plan to drive occupancy and margin expansion

1) Adjusted for rent concessions, cable television concessions, and internet concessions; NOI margin (without concessions) is ~6% for the month of June 2024
2) This is based on management's belief around certain historical average performance, consistent with a collective margin of ~28% at stabilization for its owned, same-store communities

Find your joy here.

17

5 Seasoned Management Team and Board with Experience Scaling Operating Businesses

Sonida Senior Living

Full Management Team Has >200 Years of Combined Experience Across Healthcare, Finance, and Real Estate



***Brandon Ribar**, President, CEO, and Director*

- Prior to joining Sonida in 2019, Brandon served as senior vice president of operational finance and strategy at Golden Living
- Before that, he served as vice president of healthcare investments at Fillmore Capital Partners



***Kevin Detz**, Chief Financial Officer*

- Prior to joining Sonida in 2022, Kevin held various leadership roles at Aimbridge Hospitality, most recently serving as executive vice president and operational chief financial officer
- Before that, he was a vice president and controller for Goldman Sachs and an audit manager for Ernst & Young



***Mike Fryar**, Chief Revenue Officer*

- Prior to joining Sonida in 2019, Mike served as vice president of GN Hearing North America
- Before that, he served as senior director of marketing at Starkey Hearing Technologies and as an account director at marketing agency Colle McVoy



***Max Levy**, Chief Investment Officer*

- Prior to joining Sonida in 2024, Max served as principal at Conversant Capital
- Before that, he was an analyst at The Baupost Group and an investment banking analyst for Hentschel & Company
- Served as director of Sonida since 2021 and currently serves on the board of Crossroads Impact, a U.S.-based impact lender



***Tabitha Obenour**, Chief Clinical Officer*

- Prior to joining Sonida in 2023, Tabitha was at Enlivant, most recently serving as the company's vice president of clinical quality and compliance
- She previously was at Genesis Healthcare, as its manager of clinical operations

Supported by Highly-Experienced Board of Directors

***David Johnson**, Chairman*

- Director since 2021
- Co-founder and managing director of Horizon Capital
- Prior to Horizon Capital, he founded Aimbridge Hospitality and served as its CEO

Benjamin Harris

- Director since 2021
- Founder and CEO of Pinedale Capital Partners
- Previously, he was the CEO of Link Logistics and president of Gramercy Property Trust

***Elliot Zibel**, CFA*

- Director since 2021
- Recently founded ClariFi Health and was the founder and CEO of Select Dental Management

Jill Krueger

- Director since 2004
- Founding president and CEO of Symbria, Inc.
- Previously, she was a partner at KPMG LLP

Lilly Donohue

- Director since 2024
- Currently president and CEO of Everstory Partners (formerly StoneMor Inc.)
- Most recently served as CEO of Holiday Retirement (led sale of senior housing portfolio to Welltower) and was previously President of Fortress Investment Group China

Noah Beren

- Director since 2021
- Currently head of asset management for GF Investments
- Previously, he served as a vice president at a private independent oil and gas company

Robert Grove

- Director since 2024
- Principal at Conversant since May 2020
- Previously, he served as a senior analyst at Viking Global Investors

Shmuel Lieberman

- Director since 2021
- Currently a senior member of the investment team at GF Investments
- Shmuel has been an observer to a number of portfolio companies

Find your joy here.

18

Palm Portfolio Acquisition

Senior Housing Portfolio Acquisition ("Palm") Overview

Acquired a ~$103MM High-Quality Senior Housing Portfolio Located in Florida and South Carolina

Palm Portfolio Overview

8 / 555
Properties / Units

383 / 172
AL / MC Unit Mix

~5.2 Years
Avg. Portfolio Age

$6,052 / 85%
RevPOR / Occupancy [(1)]

Portfolio Geographical Overview & Key Metrics



Florence, SC
Charleston, SC
Bluffton, SC
Jacksonville, FL
St. Augustine, FL
Port Orange, FL
Oviedo, FL
St. Cloud, FL

Portfolio Mix by State [(1)]



SC
40%
FL
60%
Based on NOI (1)



Benton House at Oakleaf, FL (73 Units)



Benton House at St. Johns, FL (61 Units)



Benton House at Florence, SC (72 Units)

1) Based on estimates as of February 2024.

Find your joy here.

20

Palm Portfolio – Acquisition Highlights

sonida SENIOR LIVING

Acquired a ~$103MM High-Quality Senior Housing Portfolio Located in Florida and South Carolina

High-Quality Portfolio in Attractive, High-Growth Markets	▪ **Average portfolio age of ~5.2 years is highly attractive vs. competing inventory;** average age of comparable inventory within a 10-mile radius substantially older at ~19 years ▪ Solidifies presence in markets with **strong demographic tailwinds and limited supply growth** and builds immediate density in the Southeast
Operational & Financial Upside	▪ Opportunity to unlock potential operational upside through stabilization of portfolio ▪ **Significant occupancy uplift potential** (from estimated mid-80% to ~90% occupancy) ▪ We believe we have the **ability to drive attractive NOI margin expansion** (from estimated mid-20% to 30%+ margins)
Enhanced Economies of Scale	▪ **Solidifies footprint in the Southeast** and enhances regional density within highly attractive submarkets ▪ Opportunity to **leverage in place overhead and create outsized synergies** from integrating the portfolio into existing platform while limiting incremental G&A expenses
Unlocks Long-Term Value	▪ Acquiring at $185K/unit, representing **a meaningful discount to replacement cost** ▪ Mid-to-high single digit near-term yield with **potential to expand to double digits at portfolio stabilization**

Select Palm Portfolio Pictures


Benton House at Oviedo, FL (72 Units)


Benton House at Narcoossee, FL (72 Units)


Benton House at Port Orange, FL (59 Units)


Benton House at Bluffton, SC (73 Units)

Find your joy here.™
21